Waddell & Reed
                    Advisors
                    Municipal
                    Bond Fund,
                    Inc.

                    ANNUAL
                    REPORT
                    --------------------------------------------
                    For the fiscal year ended September 30, 2000

CONTENTS
         3     Manager's Letter

         6     Performance Summary

         8     Portfolio Highlights

         9     Investments

        28     Statement of Assets and Liabilities

        29     Statement of Operations

        30     Statement of Changes in Net Assets

        31     Financial Highlights

        35     Notes to Financial Statements

        41     Independent Auditors' Report

        42     Income Tax Information

        46     Directors & Officers














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Municipal Bond Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Municipal Bond Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S LETTER OF MUNICIPAL BOND FUND
-----------------------------------------------------------------
SEPTEMBER 30, 2000

Dear Shareholder:

This report relates to the operation of Waddell & Reed Advisors Municipal Bond Fund, Inc. for the fiscal year ended September 30, 2000. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

The Federal Reserve's shift to a tighter monetary policy, which began June 30, 1999, remained in place over the last year. The federal funds rate increased 125 basis points over the fiscal year, and Alan Greenspan cited concerns of supply/demand imbalances that could potentially result in growth in excess of the economy's non-inflationary speed limit. The U.S. current account deficit widened, as impressive export growth was overwhelmed by a huge demand for imports by U.S. consumers, but the dollar maintained its attractiveness on relative economic growth fundamentals.

Preparation for Y2K provided a huge stimulus to an already robust U.S. economy. The Fed injected large amounts of liquidity into the banking system to deal with any Y2K-related problems. These funds ultimately provided additional stimulus through increased consumption, bank lending and equity market speculation. High levels of corporate spending on information technology (IT) paved the way for a huge increase in productivity. To date, productivity and intense competition have kept inflation relatively in check. Tight policy and escalating energy prices have moderated consumer demand, but the future inflation outlook remains cloudy.

The robust U.S. economy has produced record budget surpluses, of which approximately $30 billion the Treasury directed to buy back long-maturity treasury debt. This technically-driven demand on the long-end of the U.S. Treasury market caused the yield curve to invert. Resulting benchmark problems slowed capital formation and trading activity as broker/dealers found it increasingly difficult to effectively manage interest rate risks in an inverted yield curve environment.

The Fund's above average year-to-date performance helped offset below average results in the first quarter of our fiscal year. Heading into the fourth quarter of 1999, our fiscal first quarter, Y2K was a major issue. We felt that the high level of Y2K uncertainty, and a belief in U.S. preparedness relative to other nations, presented a logical backdrop for an increase in foreign capital flows to the safety of the U.S. treasury market. This flight to quality would be expected to benefit municipals to some degree. However, Y2K proved to be a nonevent. A strengthening U.S. economy, a Fed in tightening mode, accelerating global growth trends, and early signs of inflationary pressures caused long interest rates to increase. As a result, Waddell & Reed Advisors Municipal Bond Fund underperformed, declining 0.19 percent for the fiscal year, compared with the Lipper General Municipal Debt Funds Universe Average return of 4.72 percent (which reflects the performance of the universe of funds with similar investment objectives) and the Lehman Brothers Municipal Bond Index return of 6.18 percent (which represents the performance of securities that generally represent the municipal bond market). Both indexes are charted on the following page.

At present, the treasury market reflects expectations that the Fed is done with its tightening policy. There is still much liquidity in the system, consumer confidence is near record levels, and fiscal policy is expected to continue to be stimulative. In addition, the treasury yield curve has begun to disinvert, which has stimulated corporate bond issuance, tightening credit spreads, re-invigorating trading activity, and therefore increasing the efficiency of capital allocation. Eventually, we expect to see some pass-through of higher labor and energy costs into core inflation. Therefore, we expect the Fed to resume tightening monetary policy slightly during the first half of 2001. If we are correct in our projections, the bond market should be very surprised. Corporate earnings, while under pressure currently, are expected to produce high single-digit growth in 2001. With absolute yields at very low levels by historical standards, bonds are in a difficult position. Equity market return expectations will likely be scaled back, but we expect investor sentiment to remain in favor of equity investments over bonds. We therefore intend to take a defensive posture in the short run.

We anticipate that the Fund will continue to bear an average to below-average level of interest rate risk. We intend to hold a larger than historical cash position to fund anticipated redemptions. Eventually, we feel that investors will once again recognize the merits of portfolio diversification as a tool to reduce risk while enhancing returns. We also believe that municipal bonds continue to be an attractive investment vehicle to satisfy a fixed income portfolio allocation, providing taxable equivalent yields that often far exceed comparable credit corporate bonds and treasuries.

In closing, I would like to thank you for your investment, your continued confidence and your support of Waddell & Reed Advisors Municipal Bond Fund.


Sincerely,


Bryan Bailey
Manager, Waddell & Reed Advisors Municipal Bond Fund, Inc.

Comparison of Change in Value of $10,000 Investment
==== Waddell & Reed Advisors Municipal Bond Fund, Inc., Class A Shares* --
$19,471
++++ Lehman Brothers Municipal Bond Index  -- $20,263
----      Lipper General Municipal Debt Funds Universe Average - $18,825

                      Waddell                 Lipper
                      & Reed                 General
                      Advisors Lehman      Municipal
                      MunicipalBrothers         Debt
                      Bond  Municipal          Funds
                      Fund,      Bond       Universe
                      Inc.      Index        Average
                      ------------------  ----------
     09/30/90  Purchase$ 9,575$10,000        $10,000
     09/30/91         11,009   11,318         11,311
     09/30/92         12,264   12,502         12,489
     09/30/93         14,123   14,095         14,147
     09/30/94         13,570   13,751         13,590
     09/30/95         15,133   15,290         14,916
     09/30/96         16,218   16,214         15,755
     09/30/97         17,803   17,678         17,130
     09/30/98         19,348   19,219         18,539
     09/30/99         18,679   19,084         17,976
     09/30/00         19,471   20,263         18,825

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.


Average Annual Total Return+
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
Year Ended
   9-30-00          -0.19%     ---       ---       4.32%
5 Years Ended
   9-30-00           4.26%     ---       ---       ---
10 Years Ended
   9-30-00           6.89%     ---       ---       ---
Since inception of
   Class++ through
   9-30-00          ---        -1.35%    2.58%     0.55%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation, including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++10-5-99 for Class B shares, 10-7-99 for Class C shares and 12-30-98 for Class
  Y shares (the date on which shares were first acquired by shareholders).

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
--------------------------------------------------------------
Waddell & Reed Advisors Municipal Bond Fund, Inc.

PORTFOLIO STRATEGY:
Normally, at least 80% of       GOAL:   To seek to provide income that
assets in investment grade              is not subject to Federal
Municipal Bonds                         income tax.  (Income may be
                                        subject to state and local
Maximum 10% Non-Municipal               taxes and a significant
Debt Securities                         portion may be subject to the
                                        Federal alternative minimum
May own 25% or more                     tax.)
Industrial Revenue Bonds
                            STRATEGY:   Invests primarily in tax-exempt
                                        municipal bonds, mainly of investment
                                        grade.  The Fund diversifies its
                                        holdings among two main types of
                                        municipal bonds: general obligation
                                        bonds and revenue bonds.


                             FOUNDED:   1976

       SCHEDULED DIVIDEND FREQUENCY:   MONTHLY

PERFORMANCE SUMMARY - Class A Shares

             PER SHARE DATA
For the Fiscal Year Ended September 30, 2000
--------------------------------------------
DIVIDENDS PAID                   $0.35
                                 =====

CAPITAL GAINS DISTRIBUTION       $0.07
                                 =====

NET ASSET VALUE ON
    9-30-00 $6.75 adjusted to:   $6.82  (A)
    9-30-99                       6.90
                                ------
CHANGE PER SHARE                $(0.08)
                                ======

 (A) This number includes the capital gains distribution of $0.07 paid in December 1999 added to the actual net asset value on September 30, 2000.

Past performance is not necessarily indicative of future results.

AVERAGE ANNUAL TOTAL RETURN (1)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(2) Sales Load(3)  CDSC(4)        CDSC(5)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 9-30-00     -0.19%       4.24%            ---           ---
 5-year period
  ended 9-30-00     4.26%        5.17%            ---           ---
10-year period
  ended 9-30-00     6.89%        7.36%            ---           ---
Cumulative return
  since inception
  of Class (6)       ---          ---           -1.35%         3.56%

(1)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(2)Performance data is based on deduction of 4.25% sales load on the initial purchase in the periods.
(3)Performance data does not take into account the sales load deducted on an initial purchase.
(4)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(5)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(6)10/5/99 for Class B shares (the date on which shares were first acquired by shareholders).

AVERAGE ANNUAL TOTAL RETURN(1)
                         Class C               Class Y(2)
                  -----------------------      ----------
                      With      Without
Period               CDSC(3)     CDSC(4)
------            ----------   ----------
 1-year period
  ended 9-30-00      ---          ---            4.32%
 5-year period
  ended 9-30-00      ---          ---             ---
10-year period
  ended 9-30-00      ---          ---             ---
Cumulative return
  since inception
  of Class(3)       2.58%        3.56%            ---
Since inception
  of Class(3)        ---          ---            0.55%

(1)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(2)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(3)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment.
(4)Performance data does not reflect the effect of paying the applicable CDSD upon redemption at the end of the period.
(5)10-7-99 for Class C shares and 12-30-98 for Class Y shares (the date on which shares were first acquired by shareholders).

PORTFOLIO HIGHLIGHTS
On September 30, 2000, Waddell & Reed Advisors Municipal Bond Fund, Inc. had net assets totaling $741,375,192 invested in a diversified portfolio.

As a shareholder of Waddell & Reed Advisors Municipal Bond Fund, Inc., for every $100 you had invested on September 30, 2000, your Fund owned:

 $12.15  Public Power Revenue Bonds
  11.91  Hospital Revenue Bonds
  11.43  Housing Revenue Bonds
  10.81  Industrial Revenue/Pollution Control Revenue Bonds
  10.72  Cash and Cash Equivalents and Options
  10.17  Derivative Bonds
   9.37  Other Municipal Bonds
   8.31  Airport Revenue Bonds
   4.80  Student Loan Bonds
   4.29  Transportation Revenue Bonds
   3.57  Resource Recovery Bonds
   2.47  Lease/Certificates of Participation Bonds


                    2000 TAX YEAR TAXABLE EQUIVALENT YIELDS*
---------------------------------------------------------------------------
If your Taxable Income is:
                                    Your         Equivalent
                                  Marginal    Tax Free Yields
   Joint               Single        Tax---------------------------
   return              Return    Bracket Is  5%    6%    7%    8%

$      0- 43,850  $      0- 26,250          15%  5.88  7.06  8.24  9.41

$ 43,851-105,950  $ 26,251- 63,550          28%  6.94  8.33  9.72 11.11

$105,951-161,450  $ 63,551-132,600          31%  7.25  8.70 10.14 11.59

$161,451-288,350  $132,601-288,350          36%  7.81  9.38 10.94 12.50

$288,351 and above$288,351 and above      39.6%  8.28  9.93 11.59 13.25

*Table is for illustration only and does not represent the actual performance of Waddell & Reed Advisors Municipal Bond Fund, Inc.

THE INVESTMENTS OFWADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC. SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS
ALABAMA - 0.24%
 BMC Special Care Facilities Financing
   Authority of the City of Montgomery,
   Revenue Bonds, Series 1998-B (Baptist
   Health),
   4.875%, 11-15-18 ......................   $ 2,000   $  1,787,500

ALASKA - 3.32%
 City of Valdez, Alaska, Marine
   Terminal Revenue Refunding Bonds
   (BP Pipelines (Alaska) Inc. Project),
   Series 1993A,
   5.85%, 8-1-25 .........................    17,650     17,473,500
 State of Alaska, International Airports
   System Revenue Bonds, Series 1999A,
   5.0%, 10-1-19 .........................     3,000      2,703,750
 Alaska Housing Finance Corporation,
   Housing Development Bonds, 1997
   Series B (AMT),
   5.8%, 12-1-29 .........................     2,390      2,327,263
 Alaska Energy Authority, Power Revenue
   Refunding Bonds, Fifth Series (Bradley
   Lake Hydroelectric Project),
   5.0%, 7-1-21 ..........................     2,350      2,141,437
   Total .................................               24,645,950

CALIFORNIA - 8.88%
 California Statewide Communities Development Authority:
   Special Facilities Lease Revenue Bonds,
   1997 Series A (United Air Lines, Inc. - San
   Francisco International Airport Projects),
   5.7%, 10-1-33 .........................    20,900     18,940,625
   Hospital Revenue Certificates of Participation,
   Series 1992, Cedars-Sinai Medical Center,
   6.5%, 8-1-12 ..........................     5,200      5,687,500
   Hospital Refunding Revenue Certificates of
   Participation, Series 1993, Cedars-Sinai Medical
   Center, Inverse Floating Rate Securities (INFLOS),
   6.342%, 11-1-15 (A) ...................     3,300      3,172,125
 East Bay Municipal Utility District (Alameda
   and Contra Costa Counties, California),
   Wastewater System Subordinated Revenue
   Refunding Bonds, Series 1993B-2,
   Inverse Floating Securities:
   6.52%, 6-1-20 (A) .....................     7,250      7,240,938
   6.42%, 6-1-13 (A) .....................     5,450      5,627,125


                See Notes to Schedule of Investments on page 29.

THE INVESTMENTS OFWADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC. SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
CALIFORNIA (Continued)
 Southern California Public Power Authority:
   Multiple Project Revenue Bonds, 1989 Series,
   6.75%, 7-1-12 .........................   $ 3,455   $  4,025,075
   Mead-Adelanto Project Revenue Bonds,
   1994 Series A,
   Special Linked Auction Rate Securities
   (ACES) and Inverse Floaters,
   5.01%, 7-1-15 .........................     2,800      2,775,500
   Mead-Phoenix Project Revenue Bonds, 1994 Series A
   Special Linked Auction Rate Securities
   (ACES) and Inverse Floaters,
   5.01%, 7-1-15 .........................     2,600      2,577,250
 Transmission Agency of Northern California,
   California-Oregon Transmission Project
   Revenue Bonds, 1990 Series A,
   7.0%, 5-1-13 ..........................     5,500      6,641,250
 California Rural Home Mortgage Finance
   Authority, Single Family Mortgage
   Revenue Bonds (Mortgage-Backed Securities
   Program):
   1997 Series C,
   6.75%, 3-1-29 .........................     2,050      2,260,125
   1998 Series B,
   6.35%, 12-1-29 ........................     1,940      2,039,425
 Foothill/Eastern Transportation Corridor Agency,
   Toll Road Refunding Revenue Bonds, Series 1999,
   Capital Appreciation Bonds,
   0.0%, 1-15-17 .........................     7,500      2,990,625
 Delta Counties Home Mortgage Finance Authority
   (California), Single Family Mortgage Revenue
   Bonds (Mortgage-Backed Securities Program),
   1998 Series A,
   5.2%, 12-1-14 .........................     1,865      1,841,687
   Total .................................               65,819,250


                See Notes to Schedule of Investments on page 29.

THE INVESTMENTS OFWADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC. SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
COLORADO - 2.40%
 Colorado Housing and Finance Authority,
   Single Family Program Senior and Subordinate
   Bonds:
   1997 Series C-2 Senior Bonds,
   6.875%, 11-1-28 .......................   $ 2,500   $  2,662,500
   1999 Series A-2 Senior Bonds,
   6.45%, 4-1-30 .........................     2,185      2,275,131
   1999 Series C-2 Senior Bonds,
   7.05%, 4-1-31 .........................     2,000      2,177,500
   1997 Series A-2 Senior Bonds,
   7.25%, 5-1-27 .........................     1,710      1,863,900
   2000 Series D-2 Senior Bonds,
   6.9%, 4-1-29 ..........................     1,500      1,631,250
   2000 Series B-3 Senior Bonds,
   6.7%, 10-1-16 .........................     1,000      1,088,750
   2000 Series D-3 Senior Bonds,
   6.75%, 4-1-32 .........................     1,000      1,088,750
   1998 Series A-3,
   6.5%, 5-1-16 ..........................     1,000      1,056,250
 City and County of Denver, Colorado,
   Airport System Revenue Bonds,
   Series 1996D,
   5.5%, 11-15-25 ........................     2,000      1,937,500
 Highlands Ranch Metropolitan District No. 3,
   Douglas County, Colorado, General
   Obligation Bonds, Series 1999,
   5.3%, 12-1-19 .........................     1,250      1,137,500
 University of Colorado Hospital Authority,
   Revenue Bonds, Series 1999A,
   5.0%, 11-15-19 ........................     1,000        908,750
   Total .................................               17,827,781

CONNECTICUT - 2.60%
 Eastern Connecticut Resource Recovery
   Authority, Solid Waste Revenue Bonds
   (Wheelabrator Lisbon Project),
   Series 1993A,
   5.5%, 1-1-14 ..........................    13,700     12,004,625
 Bristol Resource Recovery Facility Operating
   Committee, Solid Waste Revenue Refunding
   Bonds (Ogden Martin Systems of Bristol,
   Inc. Project - 1995 Series),
   6.5%, 7-1-14 ..........................     7,000      7,271,250
   Total .................................               19,275,875


                See Notes to Schedule of Investments on page 29. THE INVESTMENTS OFWADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC. SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value
MUNICIPAL BONDS (Continued)
FLORIDA - 0.79%
 Housing Finance Authority of Lee County, Florida,
   Single Family Mortgage Revenue Bonds:
   Series 1998A, Subseries 6,
   6.45%, 3-1-31 .........................   $ 2,175   $  2,281,031
   Series 1999A, Subseries 2,
   5.0%, 9-1-30 ..........................     1,495      1,444,544
 City of Miami, Florida, Health Facilities
   Authority, Health Facilities Revenue Refunding
   Bonds (Mercy Hospital Project), Series 1994A,
   Inverse Floating Rate Security (INFLOS),
   5.97%, 8-15-15 (A) ....................     2,200      2,139,500
   Total .................................                5,865,075

GEORGIA - 4.06%
 Municipal Electric Authority of Georgia:
   Project One Special Obligation Bonds,
   Fifth Crossover Series,
   6.4%, 1-1-13 ..........................    15,500     17,263,125
   General Power Revenue Bonds,
   1992B Series,
   8.25%, 1-1-11 .........................     8,700     10,951,125
 Private Colleges and Universities Authority,
   Revenue and Refunding Bonds (Mercer University
   Project), Tax-Exempt Series 1999A,
   5.25%, 10-1-20 ........................     2,000      1,865,000
   Total .................................               30,079,250

HAWAII - 0.49%
 Department of Budget and Finance of the State
   of Hawaii, Special Purpose Revenue Bonds (Citizens
   Utilities Company Project), Series 1991, Linked
   Residual Interest Bonds (RIBS) and Select
   Auction Variable Rate Securities (SAVRS),
   6.5%, 11-1-21 .........................     3,500      3,605,070

IDAHO - 0.92%
 Idaho Health Facilities Authority, Hospital
   Revenue Refunding Bonds, Series 1992
   (IHC Hospitals, Inc.),
   6.632%, 2-15-21 .......................     6,000      6,825,000


                See Notes to Schedule of Investments on page 29.

THE INVESTMENTS OFWADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC. SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
ILLINOIS - 2.62%
 City of Chicago, Collateralized Single Family
   Mortgage Revenue Bonds:
   Series 1998C-1,
   6.3%, 9-1-29 ..........................   $ 3,980   $  4,179,000
   Series 1998A-1,
   6.45%, 9-1-29 .........................     2,480      2,635,000
   Series 1999A,
   6.35%, 10-1-30 ........................     2,500      2,596,875
   Series 1999C,
   7.05%, 10-1-30 ........................     2,000      2,147,500
   Series 1997-B,
   6.95%, 9-1-28 .........................     1,740      1,842,225
   Series 2000C,
   7.0%, 3-1-32 ..........................     1,000      1,092,500
 Illinois Health Facilities Authority, Revenue Bonds:
   Series 1997A (Victory Health Services),
   5.375%, 8-15-16 .......................     3,000      2,658,750
   Series 1999 (Alexian Brothers Health System),
   5.0%, 1-1-19 ..........................     1,500      1,366,875
 School District Number 116, Champaign County,
   Illinois (Urbana), General Obligation School
   Building Bonds, Series 1999C,
   0.0%, 1-1-12 ..........................     1,695        904,706
   Total .................................               19,423,431

INDIANA - 5.15%
 Indiana State Office Building Commission,
   Capitol Complex Revenue Bonds:
   Series 1990B (State Office Building I Facility),
   7.4%, 7-1-15 ..........................     8,000      9,590,000
   Series 1990A (Senate Avenue Parking Facility),
   7.4%, 7-1-15 ..........................     4,775      5,700,156
 Indiana Transportation Finance Authority,
   Highway Revenue Bonds, Series 1990A,
   7.25%, 6-1-15 .........................     9,000     10,620,000
 Indianapolis Airport Authority,
   Special Facility Revenue Bonds, Series 1995 A
   (United Air Lines, Inc., Indianapolis
   Maintenance Center Project),
   6.5%, 11-15-31 ........................    10,850     10,416,000
 Indiana Health Facility Financing Authority,
   Hospital Revenue Bonds, Series 1999A
   (Deaconess Hospital Obligated Group),
   5.75%, 3-1-19 .........................     2,000      1,835,000
   Total .................................               38,161,156


                See Notes to Schedule of Investments on page 29.

THE INVESTMENTS OFWADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC. SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
KANSAS - 1.58%
 Sedgwick County, Kansas and Shawnee County,
   Kansas, Single Family Mortgage Revenue Bonds
   (Mortgage-Backed Securities Program):
   1998 Series A-1 (AMT),
   6.5%, 12-1-22 .........................   $ 7,760   $  8,274,100
   1999 Series A-1 (AMT),
   6.875%, 12-1-26 .......................     1,990      2,139,250
 Unified School District No. 204, Wyandotte
   County, Kansas (Bonner Springs - Edwardsville),
   General Obligation Improvement and Refunding
   Bonds, Series 2000A,
   5.2%, 9-1-13 ..........................     1,305      1,311,525
   Total .................................               11,724,875

KENTUCKY - 0.07%
 County of Jefferson, Kentucky, Insured
   Hospital Revenue Bonds, Series 1992 (Alliant
   Health System, Inc. Project), Inverse Floaters,
   8.52%, 10-23-14 (A) ...................       500        540,000


LOUISIANA - 0.77%
 Parish of East Baton Rouge, State of
   Louisiana, Refunding Revenue Bonds
   (Georgia-Pacific Corporation Project),
   Series 1998,
   5.35%, 9-1-11 .........................     3,000      2,782,500
 Louisiana Public Facilities Authority,
   Hospital Revenue and Refunding Bonds
   (Pendleton Memorial Methodist Hospital
   Project), Series 1998,
   5.25%, 6-1-17 .........................     2,000      1,550,000
 Parish of Webster, Louisiana, Pollution
   Control Revenue Refunding Bonds,
   1998 Series B (Non-AMT),
   5.2%, 3-1-13 ..........................     1,435      1,348,900
   Total .................................                5,681,400

MASSACHUSETTS - 1.68%
 City of Quincy, Massachusetts, Revenue Refunding
   Bonds, Quincy Hospital Issue, Series 1993,
   Inverse Floating Rate Security (INFLOS),
   5.904%, 1-15-11 (A) ...................     5,700      5,778,375


                See Notes to Schedule of Investments on page 29. THE INVESTMENTS OFWADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC. SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
MASSACHUSETTS (Continued)
 Massachusetts Housing Finance Agency,
   Single Family Housing Revenue Bonds,
   Series 57 (AMT),
   5.6%, 6-1-30 ..........................   $ 4,540   $  4,313,000
 Massachusetts Municipal Wholesale Electric
   Company, Power Supply System Revenue Bonds,
   1993 Series A, ...Inverse Floating Rate
   Security (INFLOS),
   6.27%, 7-1-18 (A) .....................     2,500      2,340,625
   Total .................................               12,432,000

MICHIGAN - 2.29%
 Michigan Strategic Fund:
   Limited Obligation Refunding Revenue Bonds,
   The Detroit Edison Company Pollution Control
   Bonds Project, Collateralized Series 1991 AA,
   6.95%, 5-1-11 .........................     8,000      9,340,000
   Limited Obligation Revenue Bonds, WMX
   Technologies, Inc. Project, Series 1993,
   6.0%, 12-1-13 .........................     4,000      3,630,000

 City of Detroit, Michigan, Sewage Disposal
   System Revenue and Revenue Refunding Bonds,
   Series 1993-A, Inverse Floating Rate Security
   (INFLOS),
   6.637%, 7-1-23 (A) ....................     2,600      2,554,500
 Michigan State Hospital Finance Authority,
   Hospital Revenue Bonds (The Detroit Medical
   Center Obligated Group), Series 1998A,
   5.125%, 8-15-18 .......................     2,000      1,430,000
   Total .................................               16,954,500

MINNESOTA - 0.79%
 City of Rochester, Minnesota, Health
   Care Facilities Revenue Bonds (Mayo
   Foundation/Mayo Medical Center),
   Series 1992D, Floating Inverse
   Rate Securities (FIRS),
   7.011%, 11-15-09 (A) ..................     4,500      4,871,250
 HealthSystem Minnesota, The Healthcare
   Network, City of St. Louis Park,
   Minnesota, Health Care Facilities Revenue
   Bonds (HealthSystem Minnesota Obligated
   Group), Series 1993, Inverse Floater,
   4.907%, 7-1-13 (A) ....................     1,000        986,250
   Total .................................                5,857,500

                See Notes to Schedule of Investments on page 29. THE INVESTMENTS OFWADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC. SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
MISSISSIPPI - 2.84%
 Lowndes County, Mississippi, Solid Waste
   Disposal and Pollution Control
   Refunding Revenue Bonds (Weyerhaeuser
   Company Project), Series 1992B,
   6.7%, 4-1-22 ..........................   $11,000   $ 11,962,500
 Mississippi Higher Education Assistance
   Corporation, Student Loan Revenue Bonds,
   Subordinate Series 1996-C:
   6.75%, 9-1-14 .........................     5,500      5,568,750
   6.7%, 9-1-12 ..........................     1,470      1,486,537
 Mississippi Home Corporation, Single Family
   Mortgage Revenue Bonds, Series 1999A,
   6.3%, 6-1-31 ..........................     1,995      2,044,875
   Total .................................               21,062,662

MISSOURI - 1.98%
 Health and Educational Facilities Authority
   of the State of Missouri, Health Facilities
   Revenue Bonds:
   Barnes-Jewish, Inc./Christian Health
   Services, Series 1993A,
   6.0%, 5-15-11 .........................     3,000      3,165,000
   Lake of the Ozarks General Hospital, Inc.,
   Series 1998,
   5.1%, 2-15-18 .........................     2,220      2,036,850
   Freeman Health System Project, Series 1998,
   5.25%, 2-15-18 ........................     2,460      2,029,500
 Missouri Housing Development Commission,
   Single Family Mortgage Revenue Bonds
   (Homeownership Loan Program):
   1997 Series C-1 (Non-AMT),
   6.55%, 9-1-28 .........................     1,960      2,080,050
   1998 Series D-2 (AMT),
   6.3%, 3-1-29 ..........................     1,145      1,176,487
   1998 Series B-2 (AMT),
   6.4%, 3-1-29 ..........................       950        997,500
   1997 Series A-2 (AMT),
   7.3%, 3-1-28 ..........................       840        922,950
 Missouri Higher Education Loan Authority
   (A Public Instrumentality and Body
   Corporate and Politic of the State of
   Missouri), Student Loan Revenue Bonds,
   Subordinate Series 1994A,
   5.45%, 2-15-09 ........................     1,500      1,458,750


                See Notes to Schedule of Investments on page 29.

THE INVESTMENTS OFWADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC. SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
MISSOURI (Continued)
 The Industrial Development Authority of the
   County of Taney, Missouri, Hospital Revenue
   Bonds (The Skaggs Community Hospital Association),
   Series 1998,
   5.3%, 5-15-18 .........................   $ 1,000   $    832,500
   Total .................................               14,699,587

MONTANA - 0.44%
 Montana Higher Education Student Assistance
   Corporation, Student Loan Revenue Bonds,
   Subordinate Series 1998-B,
   5.5%, 12-1-31 .........................     3,500      3,263,750

NEBRASKA - 2.10%
 Nebraska Higher Education Loan Program, Inc.,
   1993-2 Series A-6 Junior Subordinate Bonds,
   6.4%, 6-1-13 ..........................    14,500     15,533,125

NEVADA - 1.26%
 Clark County, Nevada:
   Industrial Development Refunding Revenue
   Bonds (Nevada Power Company Project),
   Series 1995B,
   5.9%, 10-1-30 .........................     5,500      4,915,625
   Industrial Development Revenue Bonds (Nevada
   Power Company Project), Series 1997A,
   5.9%, 11-1-32 .........................     2,000      1,785,000
 Nevada Housing Division, Single Family
   Mortgage Bonds:
   1998 Series A-1 Mezzanine Bonds,
   5.35%, 4-1-16 .........................     1,905      1,854,994
   1996 Series C Subordinate Bonds,
   6.35%, 4-1-09 .........................       775        807,937
   Total .................................                9,363,556

NEW HAMPSHIRE - 2.45%
 State of New Hampshire, Turnpike System Revenue
   Bonds, 1994 Series C, Linked Select Auction
   Variable Rate Securities (SAVRS) and Residual
   Interest Bonds (RIBS),
   5.226%, 2-1-24 ........................    20,000     18,200,000


                See Notes to Schedule of Investments on page 29.

THE INVESTMENTS OFWADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC. SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
NEW JERSEY - 0.12%
New Jersey Health Care Facilities Financing
   Authority, Revenue Bonds, Englewood Hospital
   and Medical Center Issue, Series 1994,
   6.75%, 7-1-24 .........................   $ 1,000   $    913,750

NEW MEXICO - 1.06%
 New Mexico Hospital Equipment Loan Council,
   Hospital Revenue Bonds (Memorial Medical
   Center, Inc. Project), Series 1998,
   5.5%, 6-1-28 ..........................     5,750      4,542,500
 New Mexico Educational Assistance Foundation,
   Student Loan Program Bonds:
   Second Subordinate 1996 Series A-3,
   6.75%, 11-1-08 ........................     2,175      2,245,688
   Second Subordinate 1995 Series A-3,
   6.6%, 11-1-10 .........................     1,105      1,095,331
   Total .................................                7,883,519

NEW YORK - 3.10%
 New York State Medical Care Facilities Finance Agency,
   Mental Health Services Facilities Improvement
   Revenue Bonds, 1993 Series F Refunding,
   5.375%, 2-15-14 .......................     9,750      9,737,813
 The City of New York, General Obligation Bonds,
   Fiscal 1994 Series C, Inverse Floaters,
   18.24%, 9-30-03 (B) ...................     3,250      4,155,938
 Dormitory Authority of the State of New York:
   State University Educational Facilities,
   Revenue Bonds, Series 1990B,
   7.5%, 5-15-11 .........................     2,000      2,325,000
   Nyack Hospital, Revenue Bonds, Series 1996,
   6.25%, 7-1-13 .........................     1,000        990,000
 New York State Urban Development Corporation,
   Correctional Capital Facilities Revenue Bonds,
   1993A Refunding Series,
   5.25%, 1-1-14 .........................     3,000      3,018,750
 New York City Transitional Finance Authority,
   Future Tax Secured Bonds, Fiscal 1999 Series C
   Tax-Exempt Bonds,
   5.0%, 5-1-19 ..........................     3,000      2,752,500
   Total .................................               22,980,001


                See Notes to Schedule of Investments on page 29.

THE INVESTMENTS OFWADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC. SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
NORTH CAROLINA - 2.59%
 County of Cumberland, North Carolina, Hospital
   Facility Revenue Bonds (Cumberland County
   Hospital System, Inc.), Series 1999:
   5.25%, 10-1-14 ........................   $ 4,830   $  4,588,500
   5.25%, 10-1-19 ........................     2,500      2,240,625
   5.25%, 10-1-11 ........................     1,200      1,185,000
 The Columbus County Industrial Facilities
   and Pollution Control Financing Authority
   (North Carolina), Environmental Improvement
   Revenue Bonds, 1996 Series A,
   5.85%, 12-1-20 ........................     5,000      4,762,500
 North Carolina Medical Care Commission,
   Hospital Revenue Bonds:
   Gaston Health Care, Series 1998,
   5.0%, 2-15-19 .........................     2,500      2,196,875
   Halifax Regional Medical Center, Series 1998,
   5.0%, 8-15-18 .........................     2,170      1,727,863
   Rex Healthcare, Series 1998,
   5.0%, 6-1-17 ..........................       750        697,500
 The Martin County Industrial Facilities and
   Pollution Control Financing Authority (North
   Carolina), Solid Waste Disposal Revenue Bonds
   (Weyerhaeuser Company Project), Series 1993,
   5.65%, 12-1-23 ........................     2,000      1,837,500
   Total .................................               19,236,363

NORTH DAKOTA - 0.73%
 City of Fargo, North Dakota, Health System
   Revenue Bonds (Meritcare Obligated Group),
   Series 1996A,
   5.55%, 6-1-16 .........................     2,350      2,347,062
 County of Burleigh, North Dakota, Healthcare
   Revenue Refunding Bonds, Series 1999
   (Medcenter One, Inc.),
   5.25%, 5-1-13 .........................     1,800      1,791,000
 State of North Dakota, North Dakota Housing
   Finance Agency, Housing Finance Program Bonds,
   Home Mortgage Finance Program, 1998 Series A,
   5.25%, 7-1-18 .........................     1,335      1,258,238
   Total .................................                5,396,300


                See Notes to Schedule of Investments on page 29.

THE INVESTMENTS OFWADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC. SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
OHIO - 0.74%
 County of Erie, Ohio, Franciscan Services
   Corporation, Revenue Refunding Bonds,
   Series 1993 A (Providence Hospital, Inc.),
   6.0%, 1-1-13 ..........................   $ 4,000   $  3,965,000
 State of Ohio, Air Quality Development Revenue
   Bonds (Columbus Southern Power Company
   Project), Series 1985 B,
   6.25%, 12-1-20 ........................     1,500      1,501,875
   Total .................................                5,466,875

OKLAHOMA - 0.77%
 Oklahoma Housing Finance Agency, Single
   Family Mortgage Revenue Bonds
   (Homeownership Loan Program):
   1995 Series B, Subseries B-2 (AMT),
   7.625%, 9-1-26 ........................     4,385      4,768,688
   1996 Series A,
   7.05%, 9-1-26 .........................       880        931,700
   Total .................................                5,700,388

OREGON - 0.94%
 State of Oregon, Housing and Community
   Services Department, Mortgage Revenue
   Bonds, Single-Family Mortgage Program:
   1992 Series B,
   6.875%, 7-1-28 ........................     3,990      4,134,638
   1996 Series D,
   6.375%, 7-1-27 ........................     2,785      2,844,181
   Total .................................                6,978,819

PENNSYLVANIA - 3.44%
 City of Philadelphia, Pennsylvania, Water
   and Wastewater Revenue Bonds, Series 1993,
   Inverse Rate Securities,
   6.52%, 6-15-12 (A) ....................     7,100      7,428,375
 Allegheny County Hospital Development Authority
   (Pennsylvania), UPMC Health System Revenue
   Refunding Bonds, Series 1999B,
   5.0%, 12-15-17 ........................     5,000      4,550,000
 The Philadelphia Parking Authority, Airport
   Parking Revenue Bonds, Series of 1999,
   5.25%, 9-1-20 .........................     3,000      2,868,750
 City of Philadelphia, Pennsylvania, General
   Obligation Bonds, Series 1998:
   4.75%, 3-15-17 ........................     1,615      1,455,519
   4.75%, 3-15-18 ........................     1,000        895,000

                See Notes to Schedule of Investments on page 29.

THE INVESTMENTS OFWADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC. SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
PENNSYLVANIA (Continued)
 Pennsylvania Intergovernmental Cooperation
   Authority, Special Tax Revenue Refunding
   Bonds (City of Philadelphia Funding Program),
   Series of 1999,
   5.0%, 6-15-21 .........................   $ 2,500   $  2,271,875
 Pennsylvania Higher Education Assistance Agency,
   Student Loan Revenue Bonds, Fixed Rate Bonds,
   1991 Series C,
   7.15%, 9-1-21 .........................     2,190      2,269,869
 Falls Township Hospital Authority, Refunding
   Revenue Bonds, The Delaware Valley Medical Center
   Project (FHA Insured Mortgage), Series 1992,
   7.0%, 8-1-22 ..........................     2,000      2,110,000
 Pennsylvania Higher Educational Facilities Authority,
   Revenue Bonds (Thomas Jefferson University),
   1999 Series A,
   5.0%, 7-1-19 ..........................     1,750      1,629,688
   Total .................................               25,479,076

SOUTH CAROLINA - 1.85%
 South Carolina Jobs - Economic Development
   Authority, Hospital Revenue Refunding and
   Improvement Bonds (South Carolina Baptist
   Hospital), Series 1993D, Intermediate Longs,
   Inverse Floating Securities,
   6.22%, 8-1-21 (A) .....................    14,550     13,713,375

TENNESSEE - 1.06%
 The Health and Educational Facilities Board
   of the Metropolitan Government of Nashville
   and Davidson County, Tennessee:
   Multi-Modal Interchangeable Rate, Health Facility
   Revenue Bonds (Richland Place, Inc. Project),
   Series 1993,
   5.5%, 5-1-23 ..........................     2,825      2,644,906
   Health Facility Revenue Refunding Bonds (Open
   Arms Developmental Centers Project), Series 1998,
   5.1%, 8-1-16 ..........................     2,745      2,556,281
 Volunteer State Student Funding Corporation,
   Educational Loan Revenue Bonds,
   Junior Subordinate Series 1993C Bonds,
   5.85%, 12-1-08 ........................     2,700      2,666,250
   Total .................................                7,867,437


                See Notes to Schedule of Investments on page 29.

THE INVESTMENTS OFWADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC. SEPTEMBER 30, 2000
                                           Principal
                                           Amount in
                                           Thousands        Value
MUNICIPAL BONDS (Continued)
TEXAS - 7.91%
 AllianceAirport Authority, Inc.,
   Special Facilities Revenue Bonds,
   Series 1991 (American Airlines, Inc.
   Project),
   7.0%, 12-1-11 .........................   $14,400   $ 15,462,000
 Dallas-Fort Worth International Airport, Facility
   Improvement Corporation, American Airlines,
   Inc., Revenue Refunding Bonds, Series 2000B,
   6.05%, 5-1-29 .........................     9,500      9,547,500
 Trinity River Authority of Texas (Tarrant
   County Water Project), Improvement and Refunding
   Revenue Bonds, Series 1999,
   5.25%, 2-1-20 .........................     7,415      7,072,056
 Amarillo Health Facilities Corporation,
   Hospital Revenue Bonds (Baptist St. Anthony's
   Hospital Corporation Project), Series 1998,
   5.5%, 1-1-15 ..........................     6,320      6,383,200
 City of Austin, Texas, Subordinate Lien
   Revenue Refunding Bonds, Series 1998,
   5.25%, 5-15-19 ........................     5,000      4,868,750
 Texas Department of Housing and Community
   Affairs, Single Family Mortgage Revenue
   Bonds, 1997 Series D (AMT) TEAMS Structure:
   5.65%, 3-1-29 .........................     2,500      2,396,875
   5.7%, 9-1-29 ..........................     1,500      1,438,125
 Gulf Coast Waste Disposal Authority,
   Multi-Modal Interchangeable Rate Revenue
   Bonds (Champion International Corporation
   Project), Series 1992A,
   6.875%, 12-1-28 .......................     3,220      3,240,125
 Lufkin Health Facilities Development
   Corporation, Health System Revenue and
   Refunding Bonds (Memorial Health System
   of East Texas), Series 1995,
   6.875%, 2-15-26 .......................     2,960      2,767,600
 City of Houston, Texas, Airport System,
   Special Facilities Revenue Bonds
   (Continental Airlines, Inc. Terminal
   Improvement Projects), Series 1997B,
   6.125%, 7-15-17 .......................     2,850      2,593,500
 Midland County Hospital District, Hospital
   Revenue Refunding Bonds, Series 1997,
   5.375%, 6-1-16 ........................     2,000      1,952,500
 Collin County Housing Finance Corporation,
   Student Housing Revenue Bonds (Collin
   County Community College District Foundation,
   Inc. Project),  Series 1998A,
   5.25%, 6-1-31 .........................     1,000        886,250
   Total .................................               58,608,481
                See Notes to Schedule of Investments on page 29.

THE INVESTMENTS OFWADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC. SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
UTAH - 4.50%
 Tooele County, Utah, Hazardous Waste Treatment
   Revenue Bonds (Union Pacific Corporation/
   USPCI, Inc. Project), Series A,
   5.7%, 11-1-26 .........................   $38,200   $ 33,377,250

WASHINGTON - 8.86%
 Washington Public Power Supply System:
   Nuclear Project No. 3, Refunding Revenue Bonds:
   Series 1989B,
   7.125%, 7-1-16 ........................    20,750     24,121,875
   Series 1993C,  Inverse Floating Rate Security,
   5.771%, 7-1-12 (A) ....................     7,000      6,956,250
   Nuclear Project No. 1, Refunding Revenue Bonds:
   Series 1989B,
   7.125%, 7-1-16 ........................     8,200      9,532,500
   Series 1993A, Inverse Floating Rate Security,
   6.82%, 7-1-11 (A) .....................     7,500      8,193,750
   Nuclear Project No. 2, Refunding Revenue
   Bonds, Series 1994A, Inverse Floating Rate
   Securities,
   5.771%, 7-1-12 (A) ....................     2,500      2,506,250
 State of Washington, Various Purpose General
   Obligation Bonds, Series 1990A,
   6.75%, 2-1-15 .........................     4,995      5,694,300
 Public Utility District No. 1 of Douglas County,
   Washington, Wells Hydroelectric Revenue Bonds,
   Series of 1965,
   3.7%, 9-1-18 ..........................     3,945      3,382,837
 Pilchuck Development Public Corporation (State
   of Washington), Special Facilities Airport
   Revenue Bonds, Series 1993 (TRAMCO, INC. Project),
   6.0%, 8-1-23 ..........................     3,500      3,351,250
 Housing Authority of the City of Seattle,
   Low-Income Housing Assistance Revenue Bonds,
   1995 (GNMA Collateralized Mortgage
   Loan - Kin On Project),
   7.4%, 11-20-36 ........................     1,750      1,953,438
   Total .................................               65,692,450


                See Notes to Schedule of Investments on page 29.

THE INVESTMENTS OFWADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC. SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
WEST VIRGINIA - 0.75%
 Braxton County, West Virginia, Solid Waste
   Disposal Revenue Bonds (Weyerhaeuser Company
   Project), Series 1995A,
   6.5%, 4-1-25 ..........................   $ 3,500   $  3,535,000
 The County Commission of Monongalia County, West
   Virginia, Pollution Control Revenue Bonds (The
   Potomac Edison Company Fort Martin Station Project),
   1993 Series B,
   5.95%, 4-1-13 .........................     2,000      2,042,500
   Total .................................                5,577,500

WISCONSIN - 1.14%
 Wisconsin Public Power Incorporated SYSTEM
   (The), Power Supply System Revenue Bonds,
   Series 1993B-2, Yield Curve Notes (YCNs),
   6.183%, 7-1-14 (A) ....................     5,500      5,520,625
 Wisconsin Housing and Economic Development
   Authority, Home Ownership Revenue Bonds,
   1997 Series H,
   5.75%, 9-1-28 .........................     3,000      2,906,250
   Total .................................                8,426,875

TOTAL MUNICIPAL BONDS - 89.28%                         $661,926,752
 (Cost: $666,611,920)

                                           Number of
                                           Contracts

OPTION - 0.22%
 December 96 Put Options on 2000
   Treasury Bond Futures .................     4,100   $  1,601,562
 (Cost: $2,339,209)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Electric, Gas and Sanitary Services - 0.71%
 Reliant Energy Inc.,
   7.0%, 10-2-00 .........................     5,270      5,268,975

 Food and Kindred Products - 0.18%
 General Mills, Inc.,
   6.67%, Master Note ....................     1,302      1,302,000

                See Notes to Schedule of Investments on page 29.

THE INVESTMENTS OFWADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC. SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Miscellaneous Retail - 0.86%
 Toys `       `R'          ' Us Inc.,
   6.72%, 11-3-00 ........................   $ 6,400   $  6,360,576

 Paper and Allied Products - 0.40%
 Westvaco Corp.,
   6.7%, 11-16-00 ........................     3,000      2,974,317

Total Commercial Paper - 2.15%                           15,905,868

Municipal Obligations
 California - 1.95%
 City of Azusa, California, Multifamily
   Housing Revenue Refunding Bonds (Pacific
   Glen Apartments Project), Series 1994
   (Federal National Mortgage Association),
   4.5%, 10-5-00 .......................     5,000        5,000,000
 California Pollution Control Financing Authority,
   Pollution Control Refunding Revenue Bonds (Pacific
   Gas and Electric Company), 1996 Series E Bonds
   (Morgan Guaranty Trust Company of New York),
   5.0%, 10-2-00 .......................     9,500        9,500,000
   Total ...............................                 14,500,000

 District of Columbia - 0.33%
 District of Columbia (Washington D.C.),
   General Obligation Variable Rate General
   Fund Recovery Bonds, Series 1991B Subseries
   B-2 (Bank of America, N.A.),
   5.6%, 10-2-00 .......................     2,500        2,500,000

 Illinois - 0.75%
 Illinois Health Facilities Authority, Variable
   Rate Demand Revenue Bonds, Series 1995
   (Northwest Community Hospital), (First National
   Bank of Chicago),
   5.85%, 10-4-00 ......................     1,285        1,285,000
 City of Naperville, Illinois, Variable/Fixed Rate
   Demand Revenue Bonds, Series 1999 (Heritage YMCA
   Group, Inc.), (Harris Trust and Savings Bank),
   5.85%, 10-4-00 ......................     4,300        4,300,000
   Total ...............................                  5,585,000


                See Notes to Schedule of Investments on page 29.

THE INVESTMENTS OFWADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC. SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Montana - 0.22%
 Montana Health Facility Authority,
   Health Care Revenue Bonds (Pooled
   Loan Program), 1985 Series A (Norwest Bank
   Minnesota, National Association),
   5.7%, 10-5-00 .......................    $1,625       $1,625,000

 New York - 1.04%
 Port Authority New York and New Jersey (The),
   Versatile Structure Obligations, Series 3
   (Morgan Guaranty Trust Company of New York),
   5.45%, 10-2-00 ......................     7,700        7,700,000

 North Dakota - 0.48%
 City of Fargo, North Dakota, Commercial
   Development Revenue Bonda ("Cass Oil Co."
   Project), Series 1984 (U.S. Bank, N.A.)
   5.75%, 10-5-00 ......................     3,600        3,600,000

 South Carolina - 1.43%
 University of South Carolina School of Medicine
   Educational Trust (The), Tax Exempt Adjustable Mode
   Healthcare Facilities Revenue Bonds,
   Series 2000 (Wachovia Bank, N.A.),
   4.20%, 10-5-00 ......................    10,600       10,600,000

 Washington - 1.09%
 Housing Authority of the City of
   Seattle, Low-Income Housing & Assistance
   Revenue Bonds, 1994 (Bayview Manor Project),
   (Variable Rate Demand Bonds),(U.S. Bank of
   Washington, National Association),
   5.65%, 10-5-00 ......................     2,550        2,550,000
 Washington Health Care Facilities Authority,
   Variable Rate Demand Revenue Bonds (Fred
   Hutchinson Cancer Research Center, Seattle),
   Series 1991B (Morgan Guaranty Trust Company
   of New York),
   5.55%, 10-2-00 ......................     4,050        4,050,000
 Washington Health Care Facilities Authority,
   Variable Rate Demand Revenue Bonds (Fred
   Hutchinson Cancer Research Center, Seattle),
   Series 1991B, (Banc of America Securities LLC),
   5.55%, 10-2-00 ......................     1,400        1,400,000
   Total ...............................                  8,000,000


                See Notes to Schedule of Investments on page 29.

THE INVESTMENTS OFWADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC. SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Wisconsin - 0.19%
 Redevelopment Authority of the City of
   Milwaukee (Wisconsin), Variable Rate
   Demand Revenue Bonds, Series 1999
   (Wisconsin Humane Society, Inc.
   Project), (U.S. Bank, N.A.),
   5.7%, 10-5-00 .......................    $1,400     $  1,400,000

Total Municipal Obligations - 7.48%                      55,510,000

TOTAL SHORT-TERM SECURITIES - 9.63%                    $ 71,415,868
 (Cost: $71,415,868)

TOTAL INVESTMENT SECURITIES - 99.13%                   $734,944,182
 (Cost: $740,366,997)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.87%         6,431,010

NET ASSETS - 100.00%                                   $741,375,192


Notes to Schedule of Investments

(A) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2000.

(B) The interest rate is subject to change periodically and inversely based upon prevailing market rates with a leverage factor of three. The interest rate shown is the rate in effect at September 30, 2000.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

WADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000
(In Thousands, Except for Per Share and Share Amounts)
Assets
 Investment securities--at value (Notes 1 and 3)         $734,944
 Cash  ...........................................              3
 Receivables:
   Interest ......................................         10,372
   Fund shares sold ..............................            330
 Prepaid insurance premium  ......................             29
                                                         --------
    Total assets  ................................        745,678
                                                         --------
Liabilities
 Payable to Fund shareholders  ...................          2,953
 Payable for investment securities purchased .....          1,090
 Accrued service fee (Note 2)  ...................            139
 Accrued transfer agency and dividend
   disbursing (Note 2) ...........................             62
 Accrued management fee (Note 2)  ................             21
 Accrued distribution fee (Note 2)  ..............             15
 Accrued accounting services fee (Note 2) ........              7
 Other  ..........................................             16
                                                         --------
    Total liabilities  ...........................          4,303
                                                         --------
      Total net assets ...........................       $741,375
                                                         ========
Net Assets
 $0.001 par value capital stock
   Capital stock .................................       $    110
   Additional paid-in capital ....................        761,440
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income            617
   Accumulated undistributed net realized loss on
    investment transactions  .....................        (11,338)
   Distributions in excess of net realized loss on
    investment transactions  .....................         (4,031)
   Net unrealized depreciation in value of
    investments  .................................         (5,423)
                                                         --------
    Net assets applicable to outstanding units
      of capital .................................       $741,375
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ........................................          $6.75
 Class B  ........................................          $6.74
 Class C  ........................................          $6.74
 Class Y  ........................................          $6.75
Capital shares outstanding
 Class A  ........................................    109,636,564
 Class B  ........................................        157,353
 Class C  ........................................         85,501
 Class Y  ........................................            300
Capital shares authorized ........................    600,000,000
                       See notes to financial statements.

WADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC.STATEMENT OF OPERATIONS For the Fiscal Year Ended SEPTEMBER 30, 2000
(In Thousands)

Investment Income
 Interest and amortization (Note 1B)  ..............      $48,118
                                                          -------
 Expenses (Note 2):
   Investment management fee .......................        4,065
   Service fee:
    Class A ........................................        1,775
    Class B ........................................            1
    Class C ........................................            1
   Transfer agency and dividend disbursing:
    Class A ........................................          728
    Class B ........................................            1
    Class C ........................................            1
   Distribution fee:
    Class A ........................................           82
    Class B ........................................            3
    Class C ........................................            2
   Accounting services fee .........................           84
   Custodian fees ..................................           29
   Audit fees ......................................           22
   Legal fees ......................................           12
   Shareholder servicing - Class Y .................            5
   Other ...........................................          181
                                                          -------
    Total expenses  ................................        6,992
                                                          -------
      Net investment income ........................       41,126
                                                          -------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net loss on securities  ..................       (4,463)
 Realized net gain on put options purchased  .......           76
 Realized net loss on futures contracts closed  ....       (6,472)
                                                          -------
   Realized net loss on investments ................      (10,859)
                                                          -------
 Net unrealized appreciation in value of
   securities during the period ....................            2
 Net unrealized depreciation in value of
   options during the period                                 (738)
                                                          -------
   Net unrealized depreciation in value of
    investments during the period ..................         (736)
                                                          -------
    Net loss on investments  .......................      (11,595)
                                                          -------
      Net increase in net assets resulting
       from operations  ............................      $29,531
                                                          =======

                       See notes to financial statements.

WADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(In Thousands)
                                           For the fiscal year
                                            ended September 30,
                                      -----------------------------
                                             2000        1999
                                      --------------   ------------
Decrease in Net Assets
 Operations:
   Net investment income..............       $41,126           $47,065
   Realized net gain (loss) on
    investments  .....................       (10,859)            9,001
   Unrealized depreciation ...........          (736)          (86,742)
                                            --------          --------
    Net increase (decrease) in net assets
      resulting from operations ......        29,531           (30,676)
                                            --------          --------
 Distributions to shareholders (Note 1D):*
   From net investment income:
    Class A  .........................       (41,036)          (47,791)
    Class B  .........................           (18)              ---
    Class C  .........................           (11)              ---
    Class Y  .........................          (145)              ---**
   From realized gains on securities transactions:
    Class A  .........................        (5,032)          (14,339)
    Class B  .........................            (1)              ---
    Class C  .........................            (1)              ---
    Class Y  .........................           ---*              ---
   In excess of realized gains on securities transactions:
    Class A  .........................        (4,030)              ---
    Class B  .........................            (1)              ---
    Class C  .........................           ---*              ---
    Class Y  .........................           ---*              ---
                                            --------          --------
                                             (50,275)          (62,130)
                                            --------          --------
 Capital share transactions
   (Note 7) ..........................      (111,963)          (30,001)
                                           ---------          --------
       Total decrease  ...............      (132,707)         (122,807)
Net Assets
 Beginning of period  ................       874,082           996,889
                                           ---------          --------
 End of period, including undistributed
   net investment income of $617 and
   $701, respectively ................      $741,375          $874,082
                                            ========          ========
   *See "Financial Highlights" on pages 33 - 36.
  **Not shown due to rounding.
                       See notes to financial statements.

WADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC.FINANCIAL HIGHLIGHTS Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                                  For the fiscal year ended
                                         September 30,
                             ------------------------------------
                               2000   1999    1998   1997    1996
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of period          $6.90  $7.63   $7.47  $7.32   $7.25
                              -----  -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income ..........           0.35   0.36    0.37   0.38    0.39
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (0.08) (0.61)   0.25   0.30    0.12
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           0.27  (0.25)   0.62   0.68    0.51
                              -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.35) (0.37)  (0.37) (0.37)  (0.39)
 From capital gains           (0.03) (0.11)  (0.09) (0.16)  (0.05)
 In excess of capital
   gains ...........          (0.04) (0.00)  (0.00) (0.00)  (0.00)
                              -----  -----   -----  -----   -----
Total distributions           (0.42) (0.48)  (0.46) (0.53)  (0.44)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $6.75  $6.90   $7.63  $7.47   $7.32
                              =====  =====   =====  =====   =====
Total return* ......           4.24% -3.46%   8.67%  9.77%   7.16%
Net assets, end of
 period (in
 millions)  ........           $739   $874    $997   $994    $997
Ratio of expenses to
 average net assets            0.89%  0.79%   0.72%  0.67%   0.68%
Ratio of net investment
 income to average
 net assets  .......           5.23%  4.98%   4.95%  5.14%   5.23%
Portfolio
 turnover rate  ....          15.31% 30.93%  50.65% 47.24%  74.97%

 *Total return calculated without taking into account the sales load deducted on an initial purchase.


                       See notes to financial statements.

WADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC.FINANCIAL HIGHLIGHTS Class B Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                            For the
                             period
                               from
                           10-5-99*
                            through
                            9-30-00
                            -------
Net asset value,
 beginning of period          $6.87
                              ----
Income from investment
 operations:
 Net investment income         0.28
 Net realized and
   unrealized loss
   on investments ..          (0.05)
                              ----
Total from investment
 operations  .......           0.23
                              ----
Less distributions:
 From net investment
   income ..........          (0.29)
 From capital gains           (0.03)
 In excess of capital
   gains ...........          (0.04)
                              ----
Total distributions           (0.36)
                              ----
Net asset value,
 end of period  ....          $6.74
                              ====
Total return .......           3.56%
Net assets, end of
 period (in millions)            $1
Ratio of expenses to
 average net assets            1.86%**
Ratio of net investment
 income to average
 net assets  .......           4.17%**
Portfolio turnover
 rate  .............          15.31%***

  *Commencement of operations.
 **Annualized.
***For the fiscal year ended September 30, 2000.


                       See notes to financial statements.

WADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC.FINANCIAL HIGHLIGHTS Class C Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                            For the
                             period
                               from
                           10-7-99*
                            through
                            9-30-00
                            -------
Net asset value,
 beginning of period          $6.87
                              ----
Income from investment
 operations:
 Net investment income         0.29
 Net realized and
   unrealized loss
   on investments ..          (0.06)
                              ----
Total from investment
 operations  .......           0.23
                              ----
Less distributions:
 From net investment
   income ..........          (0.29)
 From capital gains           (0.03)
 In excess of capital
   gains ...........          (0.04)
                              ----
Total distributions           (0.36)
                              ----
Net asset value,
 end of period  ....          $6.74
                              ====
Total return .......           3.56%
Net assets, end of
 period (in millions)            $1
Ratio of expenses to
 average net assets            1.84%**
Ratio of net investment
 income to average
 net assets  .......           4.18%**
Portfolio turnover
 rate  .............          15.31%***

  *Commencement of operations.
 **Annualized.
***For the fiscal year ended September 30, 2000.


                       See notes to financial statements.

WADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC.FINANCIAL HIGHLIGHTS Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                   For the
                    For the         period
                     fiscal           from
                       year        12-30-98*
                      ended        through
                    9-30-00        9-30-99
                    -------        -------
Net asset value,
 beginning of period  $6.90          $7.41
                      -----          -----
Income (loss) from investment
 operations:
 Net investment
   income ..........   0.36**         0.28
 Net realized and
   unrealized loss
   on investments ..  (0.08)**       (0.51)
                      -----          -----
Total from investment
 operations  .......   0.28          (0.23)
                      -----          -----
Less distributions
 From net investment
   income ..........  (0.36)         (0.28)
 From capital gains   (0.03)         (0.00)
 In excess of capital
   gains ...........  (0.04)         (0.00)
                      -----          -----
Total distributions.  (0.43)         (0.28)
                      -----          -----
Net asset value,
 end of period  ....  $6.75          $6.90
                      =====          =====
Total return .......   4.32%         -3.21%
Net assets, end of
 period (000 omitted)    $2             $2
Ratio of expenses
 to average net
 assets  ...........   0.71%          0.67%***
Ratio of net
 investment income
 to average net
 assets  ...........   5.38%          5.08%***
Portfolio
 turnover rate  ....  15.31%         30.93%****

   *Commencement of operations.
  **Based on average weekly shares outstanding.
 ***Annualized.
***For the fiscal year ended September 30, 1999.

                       See notes to financial statements.

WADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC.NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2000

NOTE 1 -- Significant Accounting Policies

     Waddell & Reed Advisors Municipal Bond Fund, Inc. (the "Fund"), formerly United Municipal Bond Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide income not subject to Federal income tax.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Municipal bonds and the taxable obligations in the Fund's investment portfolio are not listed or traded on any securities exchange. Therefore, municipal bonds are valued using a pricing system provided by a pricing service or dealer in bonds. Short-term debt securities, whether taxable or nontaxable, are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code) and premiums on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. In addition, the Fund intends to meet requirements of the Internal Revenue Code which will permit it to pay dividends from net investment income, substantially all of which will be exempt from Federal income tax. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.

E.   Futures -- See Note 5 -- Futures.

F.   Options -- See Note 6 -- Options.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rate of 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. The Fund accrues and pays the fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

     In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

     Prior to September 1, 2000, the Accounting Services Agreement was as shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.6125 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     Prior to September 1, 2000, for Class A, Class B and Class C shares, the Fund paid WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $393,458. During the period ended September 30, 2000, W&R received $204 and $21 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $254,400 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

     The Fund paid Directors' fees of $26,000, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $108,829,770 while proceeds from maturities and sales aggregated $271,281,123. Purchases of options aggregated $11,714,273 while proceeds from options aggregated $9,451,688. Purchases of short-term securities aggregated $1,713,425,745 while proceeds from maturities and sales aggregated $1,678,257,395. No long-term U.S. Government securities were bought or sold during the period ended September 30, 2000.

     For Federal income tax purposes, cost of investments owned at September 30, 2000 was $744,479,023, resulting in net unrealized depreciation of $9,534,841, of which $19,231,934 related to appreciated securities and $28,766,775 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $245,103 during its fiscal year ended September 30, 2000, which included the effect of certain losses deferred into the next fiscal year (see discussion below). A portion of capital gain net income was paid to Fund shareholders. Remaining capital gain net income will be distributed to the Fund's shareholders.
     Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 1999 through September 30, 2000, the Fund incurred net capital losses of $11,322,610, which has been deferred to the fiscal year ending September 30, 2001.

NOTE 5 -- Futures

     The Fund may engage in buying and selling interest rate futures contracts, but only Debt Futures and Municipal Bond Index Futures. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount of cash or U.S. Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments ("variation margins") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Fund as unrealized gains or losses. Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss. The Fund uses futures to attempt to reduce the overall risk of its investments.

NOTE 6 -- Options

     Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put. The Fund uses options to attempt to reduce the overall risk of its investments.

NOTE 7 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below.  Amounts are in
thousands.                             For the fiscal
                         year ended September 30,
                         ------------------------
                             2000          1999
                         ----------    ----------
Shares issued from sale
 of shares:
 Class A  ............        8,242        25,267
 Class B .............          175           ---
 Class C .............           86           ---
 Class Y  ............        3,935           ---*
Shares issued from reinvestment
 of dividends and/or capital gains
 distribution:
 Class A  ............        6,136         7,013
 Class B .............            2           ---
 Class C .............            2           ---
 Class Y  ............           22           ---*
Shares redeemed:
 Class A  ............      (31,337)      (36,372)
 Class B .............          (20)          ---
 Class C .............           (2)          ---
 Class Y  ............       (3,957)          ---
                            -------        ------
Decrease in outstanding
 capital shares ......     (16,716)        (4,092)
                            =======        ======
Value issued from sale
 of shares:
 Class A  ............      $54,649      $185,060
 Class B .............        1,165           ---
 Class C .............          574           ---
 Class Y  ............       25,848             2
Value issued from reinvestment
 of dividends and/or capital gains
 distribution:
 Class A  ............       40,755        51,386
 Class B .............           17           ---
 Class C .............           12           ---
 Class Y  ............          145           ---*
Value redeemed:
 Class A  ............     (208,374)     (266,449)
 Class B .............         (132)          ---
 Class C .............          (16)          ---
 Class Y  ............      (26,606)          ---
                          ---------      --------
Decrease in outstanding
 capital  ............    $(111,963)     $(30,001)
                          =========      ========

*Not shown due to rounding.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Municipal Bond Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Municipal Bond Fund, Inc. (formerly United Municipal Bond Fund, Inc.) (the "Fund") as of September 30, 2000, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Municipal Bond Fund, Inc. as of September 30, 2000, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
Kansas City, Missouri
November 3, 2000

INCOME TAX INFORMATION
The amounts of the dividends and long-term capital gains shown in the table below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.


Exempt Interest Dividends - The per-share amounts shown as Exempt Interest represents the distribution of state and municipal bond interest and are exempt from Federal income tax.


                         PER-SHARE AMOUNTS REPORTABLE AS:
          --------------------------------------------------------
                     For Individuals          For Corporations
             ------------------------------------------------------------------
--
 Record      OrdinaryLong-TermExempt      Non-Long-Term  Exempt
  Date  Total  IncomeCapital GainInterestQualifyingCapital GainInterest
------------- ------------------------------------------------------
                                    Class A
10-13-99$0.0300$0.0015     $--- $0.0285   $0.0015    $---$0.0285
11-10-99  .0300  .0015       ---   .0285    .0015     ---  .0285
12-15-99  .1033  .0015    0.0733   .0285    .0015  0.0733  .0285
1-12-00   .0290  .0016       ---   .0274    .0016     ---  .0274
2-9-00    .0290 .0016        ---   .0274    .0016     ---  .0274
3-15-00   .0290  .0016       ---   .0274    .0016     ---  .0274
4-12-00   .0290  .0016       ---   .0274    .0016     ---  .0274
5-10-00   .0290  .0016       ---   .0274    .0016     ---  .0274
6-14-00   .0290  .0016       ---   .0274    .0016     ---  .0274
7-12-00   .0290  .0016       ---   .0274    .0016     ---  .0274
8-9-00    .0290 .0016        ---   .0274    .0016     ---  .0274
9-13-00   .0280  .0016       ---   .0264    .0016     ---  .0264
          ---------------------------- -------  -------  -------
Total     $0.4233$0.0189$0.0733$0.3311  $.0189  $0.0733  $0.3311
          ============================ =======  =======  =======

                                    Class B
10-13-99 $0.0290$0.0015 $---   $0.0275 $0.0015    $--- $0.0275
11-10-99   .0220  .0011  ---     .0209   .0011     ---   .0209
12-15-99   .0963  .0012 0.0733   .0218   .0012  0.0733   .0218
1-12-00    .0240  .0013  ---     .0227   .0013     ---   .0227
2-9-00     .0240  .0013  ---     .0227   .0013     ---   .0227
3-15-00    .0230  .0013  ---     .0217   .0013     ---   .0217
4-12-00    .0240  .0013  ---     .0227   .0013     ---   .0227
5-10-00    .0240  .0013  ---     .0227   .0013     ---   .0227
6-14-00    .0240  .0013  ---     .0227   .0013     ---   .0227
7-12-00    .0240  .0013  ---     .0227   .0013     ---   .0227
8-9-00     .0240  .0013  ---     .0227   .0013     ---   .0227
9-13-00    .0220  .0012  ---     .0208   .0012     ---   .0208
          ---------------------------- -------  ------- -------
Total     $0.3603$0.0154$0.0733$0.2716 $0.0154  $0.0733 $0.2716
          ============================ =======  ======= =======
                                    Class C
10-13-99  $0.0290$0.0015  $--- $0.0275 $0.0015    $---  $0.0275
11-10-99    .0220  .0011   ---   .0209   .0011     ---    .0209
12-15-99    .0963  .0012 0.0733  .0218   .0012   0.0733   .0218
1-12-00     .0240  .0013   ---   .0227   .0013     ---    .0227
2-9-00      .0240  .0013   ---   .0227   .0013     ---    .0227
3-15-00     .0230  .0013   ---   .0217   .0013     ---    .0217
4-12-00     .0240  .0013   ---   .0227   .0013     ---    .0227
5-10-00     .0240  .0013   ---   .0227   .0013     ---    .0227
6-14-00     .0240  .0013   ---   .0227   .0013     ---    .0227
7-12-00     .0240  .0013   ---   .0227   .0013     ---    .0227
8-9-00      .0240  .0013   ---   .0227   .0013     ---    .0227
9-13-00     .0220  .0012   ---   .0208   .0012     ---    .0208
          ---------------------------- -------  ------- -------
Total     $0.3603$0.0154$0.0733$0.2716 $0.0154  $0.0733 $0.2716
          ============================ =======  ======= =======
                                    Class Y
10-13-99   $0.0300$0.0015   $---$0.0285$0.0015    $---  $0.0285
11-10-99    .0300  .0015     --- .0285   .0015     ---    .0285
12-15-99    .1033  .0015  0.0733 .0285   .0015  0.0733    .0285
1-12-00     .0290  .0016     --- .0274   .0016     ---    .0274
2-9-00      .0290  .0016     --- .0274   .0016     ---    .0274
3-15-00     .0300  .0017     --- .0283   .0017     ---    .0283
4-12-00     .0300  .0017     --- .0283   .0017     ---    .0283
5-10-00     .0290  .0016     --- .0274   .0016     ---    .0274
6-14-00     .0300  .0017     --- .0283   .0017     ---    .0283
7-12-00     .0290  .0016     --- .0274   .0016     ---    .0274
8-9-00      .0300  .0017     --- .0283   .0017     ---    .0283
9-13-00     .0290  .0016     --- .0274   .0016     ---    .0274
          ---------------------------- -------  ------- -------
Total     $0.4283$0.0193$0.0733$0.3357 $0.0193  $0.0733 $0.3357
          ============================ =======  ======= =======

NON-QUALIFYING DIVIDENDS - The non-qualifying portion of distributions represents the taxable portion of dividends paid and does not qualify for the dividends received deduction for corporations.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Income from the Fund may be subject to the alternative minimum tax. Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

DIRECTORSKeith A. Tucker, Overland Park, Kansas, Chairman of the Board James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Robert L. Hechler, President
Bryan J. Bailey, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.













FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.


NUR1008A(9-00)